Exhibit 10.2

REIMBURSEMENT AGREEMENT

This Reimbursement Agreement (this “Agreement”) is made as of January 26, 2017, by and among ROBERT V. LAPENTA (the “Limited Recourse Guarantor”), SEESMART, INC., a Delaware corporation (“Seesmart Inc.”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value DE”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RVL-E”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), TNT ENERGY LLC, a Massachusetts corporation (“TNT Energy”), REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“Parent”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart LLC”), and LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), and together with Seesmart Inc., Relume, Tri-State, Value DE, All Around, RVL-E, Energy Source, TNT Energy, Parent, Lumificient, Seesmart LLC and any additional Person that at any time after the date hereof becomes an additional borrower to this Agreement, jointly, severally and collectively, “Borrowers” and each a “Borrower”), SENTINEL SYSTEM, LLC, a Michigan corporation (“Sentinel”), BREAK ONE NINE, INC., a Texas corporation (“Break One”), REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC., a Delaware corporation (“RVLT-E”), VALUE LIGHTING OF HOUSTON, LLC, a Texas corporation (“Value TX”) and REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC, a Delaware limited liability company (“RVLT-TNT”, and together with Sentinel, Break One, RVLT-E, and Value TX, jointly, severally and collectively, “Guarantors” and each a “Guarantor”). The Borrowers and the Guarantors are collectively referred herein as the “Loan Parties”. Capitalized terms used but not defined herein have the meaning ascribed to them in the Credit Agreement (as defined below).

WHEREAS, the Loan Parties have entered into that certain Loan and Security Agreement, dated as of August 20, 2014 with BANK OF AMERICA, N.A. (the “Lender”) (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Credit Agreement”);

WHEREAS, the Limited Guarantor is the owner beneficial owner of approximately forty-four (44%) of the outstanding common stock of the Parent;

WHEREAS, in order to induce the Lender to continue to make Loans to the Borrowers and issue Letters of Credit for the account of the Borrowers, the Limited Recourse Guarantor has issued that certain Limited Recourse Guaranty, dated as of April 17, 2015 in favor of the Lender (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Guaranty”) and entered into that certain Pledge and Security Agreement with the Lender, dated as of April 17, 2015 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Pledge Agreement”);

WHEREAS, the Lender shall make Loans to the Borrowers and issue Letters of Credit for the account of the Borrowers in accordance with the provisions of the Credit Agreement, and subject to the terms and conditions of the Credit Agreement and the Guaranty, shall be entitled to make demand upon the Limited Recourse Guarantor, in the case of a Guaranty Event (as defined in the Guaranty); and

WHEREAS, the Limited Recourse Guarantor has agreed to issue the Guaranty, subject to the Loan Parties execution and delivery of this Agreement.

NOW THEREFORE, in order to induce the Limited Recourse Guarantor to issue the Guaranty, the Loan Parties hereby agree as follows:

1. Reimbursement Payments. Subject to the provisions of Section 4 hereof:

a. The Loan Parties shall, jointly and severally, reimburse the Limited Recourse Guarantor for any and all amounts paid by the Limited Recourse Guarantor to the Lender under the Guaranty or offset against the Pledged Collateral (as defined in the Pledge Agreement), including any taxes, fees, penalties, costs and expenses incurred by the Limited Recourse Guarantor in connection with such payment or offset (the “Reimbursement Obligation”). Each such Reimbursement Obligation shall be due and payable within ten (10) Business Days upon receipt of a written demand from the Limited Recourse Guarantor (“Demand”).

b. All payments required to be made by the Loan Parties hereunder shall be made to the Limited Recourse Guarantor free and clear of, and without any deduction for, any and all present and future taxes and other amounts. If any Loan Party making payment hereunder is required by any applicable Laws or Governmental Authority to deduct any taxes or other amounts from or in respect of any sum payable hereunder, (i) the sum payable hereunder shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1(b)) the Limited Recourse Guarantor receives an amount equal to the sum he would have received had no such deduction(s) been made, (ii) such Loan Party shall make such deduction(s) and (iii) such Loan Party shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable Laws.

c. The obligations of the Loan Parties to make payments hereunder shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any of the Loan Parties hereunder is rescinded or must otherwise be restored by the Limited Recourse Guarantor, whether as a result of any proceedings in bankruptcy, reorganization or otherwise.

2. Interest. Subject to the provisions of Section 4 hereof, the Loan Parties shall pay interest on any and all amounts remaining unpaid under Section 1 at any time from the date such amounts become payable until paid in full, at a market rate to be agreed upon by the Limited Recourse Guarantor and the Audit Committee of the Parent at the time of repayment. All interest hereunder shall (i) be computed on the basis of a year of three hundred sixty five (365) days, (ii) be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any bankruptcy, insolvency, reorganization or other proceeding and (iii) not exceed the highest rate permissible under applicable laws.

3. Obligations Absolute.

a. Each Loan Party’s obligation to make payments hereunder shall be absolute, unconditional and irrevocable, irrespective of any circumstances whatsoever that might otherwise constitute a legal or equitable discharge or defense to payment and shall not be subject to reduction by way of setoff, counterclaim or otherwise. Each Loan Party agrees that any action taken or omitted by the Limited Recourse Guarantor in connection with the Guaranty, provided such actions or omissions are not the result of the Limited Recourse Guarantor’s gross negligence or willful misconduct, shall be binding on the Loan Parties, jointly and severally, and shall not result in any liability to the Limited Recourse Guarantor.

b. Each Loan Party hereby agrees that the Limited Recourse Guarantor shall not be responsible for, and the Reimbursement Obligations shall not be affected by, among other things:

i. the validity or genuineness of documents or of any endorsements thereon; or

ii. any disputes or claims whatsoever between any Loan Party and the Lender.

4. Subordination. This Agreement and the rights granted to the Limited Recourse Guarantor hereunder are in all respects subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations (as defined in the Guaranty). The Limited Recourse Guarantor will not demand, sue for, or otherwise attempt to collect any payment owed by the Loan Parties hereunder until the indefeasible payment in full in cash of the Guaranteed Obligations, termination or expiration of the Commitments, and termination of the Lender’s obligation to issue Letters of Credit under the Credit Agreement. The Lender (and its successors and assigns) may rely on the provisions of this Section 4 and may enforce its terms as a third party beneficiary.

5. Notices. All notices or demands relating to this Agreement shall be in writing and shall be personally delivered or sent by certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith) to the respective address set forth below:

If to any Loan Party:

c/o Revolution Lighting Technologies, Inc.

177 Broad Street

Stamford, Connecticut 06901

Attn: James DePalma, Chief Financial Officer

Email: jdepalma@astoncap.com

with courtesy copies to

(which shall not constitute

Notice for purposes of this

Section 5):

Lowenstein Sandler, LLP

1251 Avenue of the Americas

New York, New York 10020

Attn: Marita A. Makinen, Esq.

Fax No.: (973) 535-3357

Email: Mmakinen@lowenstein.com

If to the Limited Recourse Guarantor:

Robert V. LaPenta

c/o Aston Capital LLC

177 Broad Street

Stamford, Connecticut 06901

Email: rlapenta@astoncap.com

with courtesy copies to

(which shall not constitute

Notice for purposes of this

Section 5):

Lowenstein Sandler, LLP

1251 Avenue of the Americas

New York, New York 10020

Attn: Marita A. Makinen, Esq.

Fax No.: (973) 535-3357

Email: Mmakinen@lowenstein.com

6. Termination. This Agreement shall automatically terminate upon termination of the Guaranty, the Pledge Agreement and payment of any and all Reimbursement Obligations owed hereunder.

7. Indemnification.

a. Indemnification of the Limited Recourse Guarantor. Subject to Section 4, each Loan Party hereby agrees to indemnify and hold harmless the Limited Recourse Guarantor, and each of his respective successors, heirs and assigns, from and against any and all claims and damages, losses, liabilities, costs or expenses (including reasonable attorney’s fees) which the Limited Recourse Guarantor may incur by reason of or in connection with the issuance, execution and delivery or transfer or payment or failure to pay the Guaranty except to the extent of the gross negligence or willful misconduct of the Limited Recourse Guarantor, or as may be attributable to the Limited Recourse Guarantor’s breach of his obligations under this Agreement.

b. Exculpation of the Limited Recourse Guarantor. Each Loan Party agrees that the Limited Recourse Guarantor shall not have any liability to any of the Loan Parties or any Person asserting claims on behalf of or in right of any of the Loan Parties in connection with this Agreement or the transactions contemplated hereby, except for liabilities determined in a final judgment by a court of competent jurisdiction to have resulted (x) from a breach of the Limited Recourse Guarantor’s obligations under this Agreement or (y) directly from any acts or omissions undertaken or omitted to be taken by the Limited Recourse Guarantor through his gross negligence or willful misconduct.

8. Governing Law; Consent to Jurisdiction. This Agreement and all claims hereunder shall be governed by the laws of the state of New York, without giving effect to any conflict of law principles. The Loan Parties and the Limited Recourse Guarantor each hereby consent to the nonexclusive jurisdiction of any federal or state court sitting in or with jurisdiction over New York County, New York and the Southern District Of New York, in any dispute, action, litigation or other proceeding relating in any way to this Agreement, and agrees that any dispute, action, litigation or other proceeding shall be brought by it solely in any such court. The Loan Parties and the Limited Recourse Guarantor each irrevocably and unconditionally waive all claims, objections and defenses that it may have regarding any of the foregoing court’s personal or subject matter jurisdiction, venue or inconvenient forum. The Loan Parties and the Limited Recourse Guarantor each irrevocably and unconditionally submits to the jurisdiction of such courts and consents to service of process in the manner provided for notices in Section 4. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by applicable law.

9. Expenses. All reasonable costs and expenses, including reasonable attorneys’ fees and disbursements, incurred by the Limited Recourse Guarantor (i) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder or (ii) in instituting, maintaining, preserving or enforcing his rights or remedies under this Agreement shall be promptly paid by the Loan Parties (and, in any event, no later than ten (10) Business Days) after the written request therefor by the Limited Recourse Guarantor.

10. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement. Each of the Loan Parties acknowledges that the Limited Recourse Guarantor has not made any representations, warranties, promises or commitments other than as set forth in this Agreement, including any promises or commitments for any additional investment by any of them in any of the Loan Parties or any of their respective Subsidiaries or any other form of credit support.

11. No Waiver; Cumulative Remedies; Amendments. No party shall be deemed by any act, delay, omission or otherwise to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the party to be charged therewith and then only to the extent therein set forth. A waiver by any party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or at equity or otherwise (including subrogation or reimbursement rights). None of the terms or provisions of this Agreement may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by each of the parties hereto.

12. Severability of Provisions. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

13. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

14. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Loan Party and each Loan Party’s respective successors and assigns, and shall inure to the benefit of the Limited Recourse Guarantor and his heirs, successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered under seal as of the date first above written.

GUARANTOR:

/s/ Robert V. LaPenta
ROBERT V. LAPENTA

LOAN PARTIES:

BORROWERS:

SEESMART, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President and Secretary

RELUME TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

[Signature Page to Reimbursement Agreement]

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

[Signature Page to Reimbursement Agreement]

BORROWERS:

REVOLUTION LIGHTING - E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Treasurer and Secretary

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Secretary and Treasurer

TNT ENERGY LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Manager

[Signature Page to Reimbursement Agreement]

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

LUMIFICIENT CORPORATION

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

SEESMART TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

SENTINEL SYSTEM, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

[Signature Page to Reimbursement Agreement]

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Manager

[Signature Page to Reimbursement Agreement]